UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021 (November 22, 2021)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On November 22, 2021, Unrivaled Brands, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Second Purchase Agreement”) with People’s Riverside, LLC, a California limited liability company (“People’s Riverside”), People’s Los Angeles, LLC, a California limited liability company (“People’s LA”), People’s Costa Mesa, LLC, a California limited liability company (“People’s Costa Mesa,” and together with People’s Riverside and People’s LA, the “Target Companies”), and People’s California, LLC, a California limited liability company (the “Owner”). Upon the terms and subject to the satisfaction of the conditions described in the Second Purchase Agreement, the Company will acquire all of the outstanding equity of the Target Companies in three separate closings, as defined in the Second Purchase Agreement: the Initial Closing, the Second Closing, and the Costa Mesa Closing.

The Company will acquire from the Owner 80% of the equity of People’s Riverside and People’s LA at the Initial Closing and the remaining 20% of the equity, at the Second Closing. At the Costa Mesa Closing, the Company will acquire from the Owner 50% of the equity of People’s Costa Mesa, as the Company acquired 50% of People’s Costa Mesa from the Owner in a prior transaction for nominal consideration. The purchase price for each of People’s Riverside and People’s LA is $1,000,000 and for People’s Costa Mesa, $999,999. The Initial Closing is scheduled to occur within three (3) business days following the satisfaction or waiver of all of the conditions set forth in the Second Purchase Agreement.

Closing conditions include, among other things, (i) the accuracy of the representations and warranties, subject to certain materiality qualifications, (ii) compliance by the parties with their respective covenants, and (iii) no law or order preventing any transaction contemplated under the Second Purchase Agreement. The Second Purchase Agreement also provides for customary termination rights for the Company and the Owner.

The Second Purchase Agreement contains customary representations, warranties and covenants made by the Company, the Target Companies, and the Owner, including covenants on obtaining the requisite regulatory approvals, indemnification of directors and officers, and the Target Companies’ conduct of their businesses during the period from the date of the Second Purchase Agreement through the earlier of the applicable closing or the termination of the Second Purchase Agreement.

As of the date of the Second Purchase Agreement and the date of this Current Report on Form 8-K, there are no material relationships between us or any of our affiliates and the Owner or the Target Companies, other than in respect of the First Purchase Agreement (as defined below) and the Second Purchase Agreement and ancillary agreements related thereto.

The Second Purchase Agreement and the acquisition of the Target Companies were duly approved and authorized by the Company’s independent directors.

Securities Purchase Agreement

On November 22, 2021, Unrivaled Brands, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Purchaser”), pursuant to which the Company sold and the Purchaser purchased a $2,500,000 principal amount Senior Secured Promissory Note (the “Secured Note”) and 100,000 restricted shares of the Company’s common stock (“Common Stock”), par value $0.001 per share (the “Commitment Shares”), for aggregate consideration of $2,500,000, less fees and expenses of $100,000. The Securities Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions.

The Commitment Shares and the Secured Note were offered in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the U.S. Securities and Exchange Commission (the “SEC”).

Senior Secured Promissory Note

The Secured Note matures on February 22, 2022 (the “Maturity Date”). The Secured Note accrues interest at a rate of 12% per annum, payable on the earlier of the Maturity Date or an event of default under the Secured Note. The Company is required to prepay the Secured Note, including minimum interest of 3% of the principal amount of the Secured Note, ten (10) days following the consummation of any public or private offering of the Company’s capital stock in which the Company receives gross proceeds of at least $5,000,000. The Company may prepay the Secured Note, including minimum interest of 3% of the principal amount of the Secured Note, at any time upon two (2) days’ written notice to the Purchaser.

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The Secured Note contains standard and customary covenants, including, among other things, covenants not to 1) incur certain indebtedness or liens, 2) sell assets other than in the ordinary course of business, 3) amend its charter documents, 4) make certain restricted payments, and 5) enter into certain change of control or fundamental transactions.

The Secured Note contains standard and customary terms concerning events of default. If any event of default occurs, subject to any cure period, the full principal amount, together with interest (including default interest of 24% per annum) and other amounts owing in respect thereof through the date of acceleration shall become, at the Purchaser’s election, immediately due and payable in cash, or at the Company’s election, in shares of Common Stock.

Security Agreement

On November 22, 2021, in connection with the Securities Purchase Agreement and the Secured Note, the Company and its wholly-owned subsidiary, 620 Dyer LLC (“620 Dyer”), entered into a Security Agreement (the “Security Agreement”) with the Purchaser. Pursuant to the Security Agreement, the Company and 620 Dyer granted a security interest in certain collateral, including a pledge by the Company of the membership interests of 620 Dyer, to the Purchaser as security for payment and performance of the Company’s obligations under the Secured Note.

Guaranty

On November 22, 2021, in connection with the Securities Purchase Agreement and the Secured Note, 620 Dyer entered into a Guaranty (the “Guaranty”) with the Purchaser. Pursuant to the Guaranty, 620 Dyer guaranteed the payment of the Company’s obligations under the Secured Note.

As of the date of the Securities Purchase Agreement and the date of this Current Report on Form 8-K, there are no material relationships between the Company or any of its affiliates and the Purchaser, other than in respect of the Securities Purchase Agreement, the Secured Note, the Security Agreement and the Guaranty.

Note

The Company issued a secured promissory note in a principal amount of $30,568,623.67 (the “Note”)  for the benefit of the Owner on November 22, 2021 as partial consideration under the First Purchase Agreement (as defined below). The Note accrues interest on the basis of a 360-day year at a fixed rate of eight percent (8%) per annum and matures on November 22, 2023. The Company agreed to pay the principal balance on the Note in monthly installments, commencing on December 1, 2021. Pursuant to that certain Security Agreement, dated November 22, 2021, by and between the Company and the Owner, the obligations under the Note are secured by the pledged securities that the Company acquired pursuant to the First Purchase Agreement and Second Purchase Agreement (the “Collateral”).

The Note contemplates customary events of defaults, the occurrence of which allows the Owner to accelerate the remaining balance on the Note if continued for a period of 30 days. If the Company fails to pay the obligations under the Note for at least 45 consecutive days, the Owner may seek recovery against the Collateral. All out-of-pocket expenses incurred by the Owner in seeking to collect the Note, including court costs and reasonable attorneys’ fees, will be borne by the Company.

People’s Security Agreement

On November 22, 2021, in connection with the Note, the Company entered into a Security Agreement (the “People’s Security Agreement”) with People’s California, LLC. Pursuant to the People’s Security Agreement, the Company granted a security interest in certain collateral, including a pledge by the Company of all of the shares of capital stock or other equity interests of the companies acquired pursuant to the First Purchase Agreement and the Second Purchase Agreement, including all proceeds thereof, to People’s California, LLC, as security for payment and performance of the Company’s obligations under the Note.

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People’s Guaranty

On November 22, 2021, in connection with the Note and the People’s Security Agreement, People’s First Choice, LLC, People’s Corona, LLC, People’s Riverside, LLC, Holistic Supplements, People’s Costa Mesa, LLC (collectively, the “People’s Pledgors”) and People’s California, LLC entered into a Guaranty (the “People’s Guaranty”). Pursuant to the People’s Guaranty, the People’s Pledgors guaranteed the payment of the Company’s obligations under the Note through the pledge of the collateral under the People’s Security Agreement.

As of the date of the Note and the date of this Current Report on Form 8-K, there are no material relationships between the Company or any of its affiliates and People’s California, LLC, other than in respect of the First Purchase Agreement, the Second Purchase Agreement, the Note, the People’s Security Agreement and the People’s Guaranty.

The foregoing description of the Second Purchase Agreement, the Securities Purchase Agreement, the Secured Note, the Security Agreement, the Guaranty, the Note, the People’s Security Agreement and the People’s Guaranty do not purport to be complete and are each qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 2.1, 4.1, 10.1, 10.2, 10.3, 4.2, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Company’s Current Report on Form 8-K, filed August 16, 2021, the Company and the Owner entered into that certain Membership Interest Purchase Agreement (the “First Purchase Agreement”), whereby the Company agreed to acquire all outstanding equity of the Owner’s wholly owned subsidiary, People’s First Choice, LLC (the “Acquisition”). On November 22, 2021, the Acquisition closed, and the Company paid an aggregate purchase price of $76,000,000 to the Owner, which consisted of $24,000,000 in cash and the Note, in each case, reduced by certain outstanding indebtedness and expenses, and 40,000,000 shares of the Company’s common stock (the “Shares”), valued at $0.40 per share.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Note and the Secured Note, the Security Agreement, the Guaranty, the People’s Security Agreement and the People’s Guaranty, in Items 1.01 above is incorporated in this Item 2.03 by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The description of the Shares and the Commitment Shares in Items 1.01 and 2.01 above is incorporated in this Item 3.02 by reference.

The Shares issued pursuant to the First Purchase Agreement were offered in reliance on an exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or other exemptions thereunder, as promulgated by the SEC.

Item 8.01 Other Events.

Press Release

On November 29, 2021, the Company issued a press release announcing, among other things, the entry into the Second Purchase Agreement and the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2021 and other reports on file with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Non-Solicitation

This report will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Any financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement, dated November 22, 2021.

4.1	Form of Senior Secured Promissory Note

4.2*	Secured Promissory Note, dated November 22, 2021.

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

10.3	Form of Guaranty

10.4*	People’s Security Agreement, dated November 22, 2021.

10.5*	People’s Guaranty, dated November 22, 2021.

99.1	Press Release, dated November 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: November 29, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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